--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 18, 2002
SECURITIZED PRODUCTS GROUP      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------




                             COMPUTATIONAL MATERIALS


                                  $400,000,000
                                  APPROXIMATELY

                           CDC MORTGAGE CAPITAL TRUST
                                 SERIES 2002-HE2


                       MORTGAGE PASS-THROUGH CERTIFICATES



--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     July 18, 2002
SECURITIZED PRODUCTS GROUP      [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                           APPROXIMATELY $400,000,000

                   CDC MORTGAGE CAPITAL TRUST SERIES 2002-HE2

                            CDC MORTGAGE CAPITAL INC.
                                     SELLER

                             OCWEN FEDERAL BANK FSB
                                    SERVICER

                             TRANSACTION HIGHLIGHTS

--------- ----------- ------------ --------------- --------- ---------- ------------------------- ---------- ----------- -----------
                                                             MODIFIED
                                     EXPECTED                DURATION
                                      RATINGS      AVG LIFE  TO CALL/                                                      FINAL
 OFFERED                           (FITCH/MOODY'S/ TO CALL/     MTY        PAYMENT WINDOW TO         DAY                   LEGAL
 CLASSES  DESCRIPTION    BALANCE        S&P)       MTY(1)(2) (1)(2)(3)      CALL / MTY(1)(2)        COUNT     BENCHMARK   MATURITY
========= =========== ============ =============== ========= ========== ========================= ========== =========== ===========
A (4)      Floater    $328,101,000  AAA /Aaa/ AAA    2.72 /    2.60 /    8/25/2002 - 7/25/2010 /  Actual/360  1 M LIBOR  8/25/2032
                                                     2.96      2.79      8/25/2002 - 2/25/2020
--------- ----------- ------------ --------------- --------- ---------- ------------------------- ---------- ----------- -----------
M1         Floater     $27,342,000    AA /Aa/ AA     5.34 /    4.95 /   10/25/2005 - 7/25/2010 /  Actual/360  1 M LIBOR  8/25/2032
                                                     5.90      5.39     10/25/2005 - 3/25/2017
--------- ----------- ------------ --------------- --------- ---------- ------------------------- ---------- ----------- -----------
M2         Floater     $21,266,000     A /A2/A       5.31 /    4.83 /    9/25/2005 - 7/25/2010 /  Actual/360  1 M LIBOR  8/25/2032
                                                     5.81      5.20      9/25/2005 - 11/25/2015
--------- ----------- ------------ --------------- --------- ---------- ------------------------- ---------- ----------- -----------
B1         Floater     $16,810,000  BBB/Baa2/ BBB    5.30 /    4.69 /    8/25/2005 - 7/25/2010 /  Actual/360  1 M LIBOR  8/25/2032
                                                     5.62      4.90      8/25/2005 - 1/25/2014
--------- ----------- ------------ --------------- --------- ---------- ------------------------- ---------- ----------- -----------
B2         Floater      $6,481,000    BBB-/Baa3/     5.10 /     4.48 /   8/25/2005 - 7/25/2010 /  Actual/360  1 M LIBOR  8/25/2032
                                         BBB-        5.11       4.49     8/25/2005 - 1/25/2011
--------- ----------- ------------ --------------- --------- ---------- ------------------------- ---------- ----------- -----------
AIO (5)    Interest    $81,012,700  AAA /Aaa/ AAA    1.89 /     1.16 /   8/25/2002 - 7/25/2005 /    30/360        NA      8/25/2032
           Only (6)                                  1.89       1.16     8/25/2002 - 7/25/2005
--------- ----------- ------------ --------------- --------- ---------- ------------------------- ---------- ----------- -----------

NOTES:    (1)  Certificates are priced to the 10% optional clean-up call.
          (2)  Based on the pricing prepayment speed. See details below.
          (3)  Run at par.
          (4)  Class A is wrapped by FSA.
          (5)  Balance is notional.
          (6)  5.25% rate for the first 36 months per schedule included herein.

     ISSUER:               CDC Mortgage Capital Trust Series 2002-HE2

     DEPOSITOR:            Morgan Stanley ABS Capital I, Inc.

     SELLER:               CDC Mortgage Capital Inc.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
                                     Page 2

ORIGINAL LOAN SELLERS:          BNC Mortgage, Inc., IMPAC Funding Corporation,
                                People's Choice Home Loan, Inc., Chapel Mortgage
                                Corporation and Community Bank of Northern
                                Virginia

CLASS A INSURER:                Financial Security Assurance Inc.

SERVICER:                       Ocwen Federal Bank FSB

TRUSTEE: Deutsche Bank National Trust Company (formerly Bankers Trust Company of California, N.A.)

MANAGERS:                       Morgan Stanley (LEAD MANAGER); CDC Securities,
                                Banc of America Securities and Lehman Brothers
                                (CO-MANAGERS)

RATING AGENCIES:                Fitch Ratings, Moody's Investors Service,
                                Standard & Poor's

OFFERED CERTIFICATES:           Classes A, M1, M2, B1, B2 and AIO Certificates

EXPECTED PRICING DATE:          July [ ], 2002

EXPECTED CLOSING DATE:          July 31, 2002 through DTC, Euroclear and
                                Clearstream, Luxembourg. The Class A, M1, M2, B1 and B2 Certificates will be settled without accrued interest. The Class AIO Certificates will be settled with accrued interest.

DISTRIBUTION DATES:             The 25th of each month, or if such day is not a
                                business day, on the next business day,
                                beginning August 25, 2002.

CUT-OFF DATE:                   July 1, 2002, for each Mortgage Loan in the
                                mortgage pool on the Closing Date. For each Mortgage Loan subsequently acquired by the Trust with funds from the Pre-Funding Account (as described below), the first day of the month in which such loan was acquired.

CLASS A INSURANCE:              Financial Security Assurance Inc., a AAA/Aaa/AAA
                                rated surety bond provider, guarantees timely interest and ultimate principal to the Class A
                                Certificate holders.

DUE PERIOD FOR MORTGAGE LOANS:  For any Distribution Date, the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD FOR     The interest accrual period for the Class A, M1,
THE CLASS A, M1, M2, B1         M2, B1 and B2 Certificates with respect to any
AND B2 CERTIFICATES:            Distribution Date will be the period beginning
                                with the immediately preceding Distribution Date
                                (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

INTEREST ACCRUAL PERIOD FOR     The interest accrual period for the Class AIO
THE CLASS AIO CERTIFICATES:     Certificates with respect to any Distribution
                                Date will begin on the first day of the month and end on the last day of the month on a 30/360 day count basis with a 24 day payment delay.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

MORTGAGE LOANS:                 The Mortgage Loans will consist of approximately
                                $405 million of fixed and adjustable rate, sub-prime, first-lien, and second-lien residential mortgage loans. The information on the Mortgage Loans described herein is based on the closing date pool of approximately $365 million. It is expected that up to approximately
                                $40 million of Mortgage Loans may be purchased by the trust for a period of up to 3 months after the closing date (the "Pre-Funding
                                Period") as described below.

PRE-FUNDING:                    On the Closing Date, approximately $40 million
                                from the sale of the Offered Certificates (the
                                "Pre-Funded Amount") will be deposited with the Trustee into a separate account (the
                                "Pre-Funding Account") and be used by the Trust to purchase additional Mortgage Loans during the Pre-Funding Period.

PRICING PREPAYMENT SPEED:

                                o FIXED RATE MORTGAGE LOANS: CPR starting at approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.

                                o ADJUSTABLE RATE MORTGAGE LOANS: CPR of 25%.

CREDIT ENHANCEMENT:             The Offered Certificates are credit enhanced by:

                                1)   Net monthly excess cashflow from the
                                     Mortgage Loans,

                                2)   1.25% overcollateralization (funded
                                     upfront ) based on the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount. After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount,

                                3) Subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates, and

                                4)   Insurance policy issued by FSA for the
                                     Class A Certificates only.

CREDIT ENHANCEMENT PERCENTAGE:  For any Distribution Date, the percentage obtained by dividing (x) the aggregate
                                Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

STEP-DOWN DATE:          The  later to occur of:

                         (x)  The earlier of:

                              (a) The Distribution Date occurring in August 2005; and

                              (b) The Distribution Date on which the aggregate balance of the Class A Certificates reduced to zero; and

                         (y) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account scheduled and unscheduled payments of principal on the mortgage loans on the last day of the related Due Period but prior to any applications of Principal Distribution to the Offered Certificates on the applicable Distribution Date) is greater than or equal to 38.00%.

TRIGGER EVENT:           A Delinquency Trigger Event is in effect if the
                         quotient (expressed as a percentage) of (x) the three month rolling daily average of 60+ day Delinquent Loans as of the last day of the Due Period, over (y) the aggregate principal balance of the Mortgage Loans equals or exceeds 38% of the prior period's Credit
                         Enhancement Percentage.

                         A Loss Trigger Event is in effect if the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related Due Period divided by the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount exceeds the applicable percentages described below with respect to such Distribution Date:

                         DISTRIBUTION DATE
                         OCCURRING IN                LOSS PERCENTAGE

                         August 2005 to July 2006    3.50% for the first month,
                                                     plus an additional 1/12th
                                                     of 1.75% for each month
                                                     thereafter

                         August 2006 to July 2007    5.25% for the first month,
                                                     plus an additional 1/12th
                                                     of 1.00% for each month
                                                     thereafter

                         August 2007 to July 2008    6.25% for the first month,
                                                     plus an additional 1/12th
                                                     of 0.75% for each month
                                                     thereafter

                         August 2008 to July 2009    7.00%, for the first month
                                                     plus an additional 1/12th
                                                     of 0.25% for each month
                                                     thereafter

                         August 2009 and Thereafter  7.25%

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

INITIAL SUBORDINATION         Class A:          19.00%
PERCENTAGE:                   Class M1:         12.25%
                              Class M2:           7.00%
                              Class B1:           2.85%
                              Class B2:           1.25%


OPTIONAL CLEAN-UP CALL:       If the Class X certificates are 100% owned,
                              directly or indirectly, by CDC Mortgage Capital
                              Inc. or any of its affiliates, the servicer may exercise a clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.

                              If the Class X certificates are not 100% owned, directly or indirectly, by CDC Mortgage Capital Inc. or any of its affiliates, then the majority owner of the Class X certificates may exercise a clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.

STEP-UP COUPONS:              For the A, M1, M2, B1 and B2 Certificates the
                              coupon will increase after the Optional Clean-up
                              Call Date, should the call not be exercised. The coupon for the Class A Certificates will increase by 2 times its margin and the coupons for the Class M1, M2, B1 and B2 Certificates will each increase by 1.5 times their respective margins.
                              The Class AIO Certificates will not step up.

CLASS A PASS-THROUGH RATE:    The Class A Certificates will accrue interest at a
                              variable rate equal to the lesser of (i) one-month
                              LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up
                              Call is exercisable) and (ii) the Net WAC Cap.

CLASS M1 PASS-THROUGH RATE:   The Class M1 Certificates will accrue interest at
                              a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

CLASS M2 PASS-THROUGH RATE:   The Class M2 Certificates will accrue interest at
                              a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

CLASS B1 PASS-THROUGH RATE:   The Class B1 Certificates will accrue interest at
                              a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

CLASS B2 PASS-THROUGH RATE:   The Class B2 Certificates will accrue interest at
                              a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable) and (ii) the Net WAC
                              Cap.

CLASS AIO PASS-THROUGH RATE:  The Class AIO Certificates will accrue interest at a rate equal to 5.25%.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

NET WAC CAP:                  As to any Distribution Date a per annum rate (on
                              an Actual/360 basis) equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, FSA fee (calculated on the Class A
                              Certificate Balance), trustee fee rates and (i)(a) the product of the Class AIO Pass-Through Rate and the Class AIO notional amount prior to such Distribution Date (b) divided by the aggregate
                              Principal Balance of the Mortgage Loans on such Distribution Date.

INTEREST DISTRIBUTIONS ON     On each Distribution Date and after payment of
OFFERED CERTIFICATES:         fees and reimbursements to the Servicer, FSA and
                              Trustee, interest distributions from the Interest
                              Remittance Amount will be allocated as follows:

                              (i)    concurrently to each of the Class A
                                     Certificates and the Class AIO
                                     Certificates, its Accrued Certificate
                                     Interest and any portion of Accrued
                                     Certificate Interest from prior
                                     Distribution Dates remaining unpaid and 30 days' interest on such unpaid amount at the applicable pass-through rate ("Unpaid Interest Shortfall");

                              (ii) to the Class M1 Certificates, its Accrued Certificate Interest;

                              (iii) to the Class M2 Certificates, its Accrued Certificate Interest;

                              (iv) to the Class B1 Certificates, its Accrued Certificate Interest; and

                              (v) to the Class B2 Certificates, its Accrued Certificate Interest.


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS ON    On each Distribution Date (a) prior to the
OFFERED CERTIFICATES:         Stepdown Date or (b) on which a Trigger Event is
                              in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i)    to the Class A Certificates until the
                                     Certificate Principal Balances thereof has been reduced to zero;

                              (ii) to the Class M1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii) to the Class M2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class B1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                              (v) to the Class B2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

                              (ii) to the Class M1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii) to the Class M2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class B1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                              (v) to the Class B2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

INTEREST RATE CAP:            Beginning on the first Distribution Date, for a
                              period of 24 months an Interest Rate Cap will be pledged to the Trust which pays the Trust the difference between the 1-month LIBOR rate and 2.50% (on an Actual/360 day count basis) when the 1-month LIBOR rate exceeds 2.50% ("the Interest
                              Rate Cap Payment") as described herein.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

CLASS A, M1, M2, B1 AND B2    As to any Distribution Date, any remaining
BASIS RISK CARRY FORWARD      available funds and any Interest Rate Cap Payment
AMOUNT:                       received after payments of interest and principal,
                              as described , and after payments in respect of Unpaid Interest Shortfalls, realized loss amount as described herein, will be available to pay a supplemental interest amount for the Class A, M1, M2, B1 and B2 Certificates (in that order) which equal the sum of:

                              (i) the excess, if any, of interest that would otherwise be due on such Certificates at the respective Pass-Through Rate (without regard to the Net WAC Cap) over interest due such Certificates at a rate equal to the Net WAC Cap;

                              (ii) any respective Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                              (iii) interest on the amount in clause (ii) at the respective Pass-Through Rate (without regard to the Net WAC Cap).

PRE-FUNDING ACCOUNT PAYMENT:  Any funds in the Pre-Funding Account not used to purchase additional Mortgage Loans during the Pre-Funding Period will be paid to the Class A, Class M1, Class M2, Class B1 and Class B2 Certificates pro rata.

ALLOCATION OF NET MONTHLY
EXCESS CASHFLOW:

                              For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

                              (i) to the Class M1 Certificates, their Unpaid Interest Shortfall;

                              (ii)   to the Class M1 Certificates, their
                                     realized loss amount reimbursement;

                              (iii) to the Class M2 Certificates, their Unpaid Interest Shortfall;

                              (iv)   to the Class M2 Certificates, their
                                     realized loss amount reimbursement;

                              (v) to the Class B1 Certificates, their Unpaid Interest Shortfall;

                              (vi)   to the Class B1 Certificates, their
                                     realized loss amount reimbursement;

                              (vii) to the Class B2 Certificates, their Unpaid Interest Shortfall;

                              (viii) to the Class B2 Certificates, their
                                     realized loss amount reimbursement; and

                              (ix) SEQUENTIALLY, to Classes A, M1, M2, B1 and B2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE AMOUNT:   For any Distribution Date, the portion of
                              available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans and any Interest Rate Cap
                              Payment.

ACCRUED CERTIFICATE INTEREST: For any Distribution Date and each class of
                              Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940.

PRINCIPAL DISTRIBUTION        On any Distribution Date, the sum of (i) the Basic
AMOUNT:                       Principal Distribution Amount and (ii) the Extra
                              Principal Distribution Amount.

BASIC PRINCIPAL               On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:          aggregate Principal Remittance Amount over (ii)
                              the Excess Subordinated Amount, if any.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

PRINCIPAL REMITTANCE AMOUNT:  On any Distribution Date, the sum of (i) all
                              scheduled payments of principal collected or advanced on the Mortgage Loans during the prior Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans with respect to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan with respect to such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW:  For any Distribution Date is the amount of funds available for distribution on such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL               For any Distribution Date, the lesser of (i) the
DISTRIBUTION AMOUNT:          excess of (x) interest collected or advanced on
                              the Mortgage Loans during the related Due Period
                              (less fees and reimbursements owed to the Servicer, the Trustee and FSA), over (y) the sum of interest distribution on the Certificates on such Distribution Date and (ii) the amount by which the overcollateralization is deficient for such Distribution Date.

EXCESS SUBORDINATED AMOUNT:   For any Distribution Date, means the excess, if
                              any of (i) the overcollateralization and (ii) the required overcollateralization for such
                              Distribution Date.

CLASS A PRINCIPAL             For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:          excess of (x) the aggregate Certificate Principal
                              Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                              62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
                              $2,025,316.

CLASS M1 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                              Due Period minus approximately $2,025,316.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

CLASS M2 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M1
                              Certificates (after taking into account the payment of the Class M1 Principal Distribution
                              Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                              Due Period minus approximately $2,025,316.

CLASS B1 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M1
                              Certificates (after taking into account the payment of the Class M1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M2
                              Certificates (after taking into account the payment of the Class M2 Principal Distribution
                              Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                              Due Period minus approximately $2,025,316.

CLASS B2 PRINCIPAL            For any Distribution Date, an amount equal to the
DISTRIBUTION AMOUNT:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M1
                              Certificates (after taking into account the payment of the Class M1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M2
                              Certificates (after taking into account the payment of the Class M2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class B1
                              Certificates (after taking into account the payment of the Class B1 Principal Distribution
                              Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B2
                              Certificates immediately prior to such
                              Distribution Date and over (y) the lesser of (A) the product of (i) approximately 97.50% and (ii) the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                              Due Period minus approximately $2,025,316.

TRUST TAX STATUS:             REMIC.

ERISA ELIGIBILITY:            Subject the considerations in the Prospectus, the
                              Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:            It is anticipated that none of the Certificates
                              will be SMMEA eligible.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

CLASS AIO                     IO                  IO                  IO
NOTIONAL                      NOTIONAL            NOTIONAL            NOTIONAL
SCHEDULE:             PERIOD  BALANCE     PERIOD  BALANCE     PERIOD  BALANCE
                      ----------------------------------------------------------
                          1   81,012,700      13  62,438,700      25  35,069,300
                          2   79,540,500      14  60,955,600      26  34,233,100
                          3   78,025,100      15  59,505,900      27  33,416,600
                          4   76,466,200      16  58,089,800      28  32,619,500
                          5   74,863,700      17  56,707,100      29  31,841,200
                          6   73,272,300      18  55,357,100      30  31,081,400
                          7   71,691,900      19  54,038,900      31  30,339,500
                          8   70,122,400      20  52,751,900      32  29,615,200
                          9   68,563,600      21  38,621,500      33  28,908,000
                          10  67,015,300      22  37,701,300      34  28,217,500
                          11  65,477,500      23  36,802,900      35  27,543,400
                          12  63,951,400      24  35,925,700      36  26,885,300

CLASS AIO YIELD
SENSITIVITY
SCHEDULE:

                                            CPR40     CPR45     CPR50     CPR54     CPR55     CPR56     CPR57     CPR58     CPR59
                                            ---------------------------------------------------------------------------------------
                      Priced @ 8.9619
                      Yield                 5.0002    5.0002    5.0002    5.0002    3.8519    2.6129    1.2742    (0.1740)  (1.7427)
                      Mod Duration          1.1624    1.1624    1.1624    1.1624    1.1523    1.1422    1.1321     1.1219    1.1118

PROSPECTUS:           The Class A, Class M1, Class M2, Class B1, Class B2 and
                      Class AIO Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                      (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                      Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                      PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY
-----------

         PERCENTAGE OF CLASS A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES            PPC 0%     PPC 75%    PPC 100%    PPC 125%    PPC 150%
-----------------------   ------     -------    --------    --------    --------
                Initial      100         100         100         100         100
              July 2003       99          79          72          65          58
              July 2004       98          59          48          37          28
              July 2005       97          43          30          18           9
              July 2006       96          33          25          18           9
              July 2007       95          27          18          12           8
              July 2008       93          22          14           8           5
              July 2009       92          18          10           6           3
              July 2010       90          14           8           4           2
              July 2011       88          11           6           3           1
              July 2012       86           9           4           2           1
              July 2013       84           7           3           1           0
              July 2014       82           6           2           1           0
              July 2015       79           5           2           0           0
              July 2016       76           4           1           0           0
              July 2017       69           3           1           0           0
              July 2018       66           2           0           0           0
              July 2019       62           2           0           0           0
              July 2020       58           1           0           0           0
              July 2021       54           1           0           0           0
              July 2022       49           1           0           0           0
              July 2023       44           0           0           0           0
              July 2024       39           0           0           0           0
              July 2025       35           0           0           0           0
              July 2026       31           0           0           0           0
              July 2027       26           0           0           0           0
              July 2028       21           0           0           0           0
              July 2029       16           0           0           0           0
              July 2030       10           0           0           0           0
              July 2031        4           0           0           0           0
              July 2032        0           0           0           0           0
Average Life to Mat        18.92        3.98        2.96        2.26        1.73
Average Life to Call(1)    18.86        3.69        2.72        2.07        1.58

(1) Calculation includes 10% optional clean-up call


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES            PPC 0%     PPC 75%    PPC 100%    PPC 125%    PPC 150%
-----------------------   ------     -------    --------    --------    --------
               Initial       100         100         100         100         100
             July 2003       100         100         100         100         100
             July 2004       100         100         100         100         100
             July 2005       100         100         100         100         100
             July 2006       100          87          65          47          79
             July 2007       100          71          48          32          20
             July 2008       100          57          36          22          13
             July 2009       100          46          27          15           8
             July 2010       100          37          20          10           5
             July 2011       100          30          15           7           1
             July 2012       100          24          11           5           0
             July 2013       100          19           8           2           0
             July 2014       100          15           6           0           0
             July 2015       100          12           4           0           0
             July 2016       100          10           2           0           0
             July 2017       100           7           0           0           0
             July 2018       100           6           0           0           0
             July 2019       100           4           0           0           0
             July 2020       100           2           0           0           0
             July 2021       100           0           0           0           0
             July 2022       100           0           0           0           0
             July 2023       100           0           0           0           0
             July 2024       100           0           0           0           0
             July 2025        91           0           0           0           0
             July 2026        80           0           0           0           0
             July 2027        68           0           0           0           0
             July 2028        55           0           0           0           0
             July 2029        41           0           0           0           0
             July 2030        26           0           0           0           0
             July 2031        11           0           0           0           0
             July 2032         0           0           0           0           0
Average Life to Mat        26.23        7.81        5.90        5.01        4.80
Average Life to Call(1)    26.10        7.11        5.34        4.56        4.44

(1) Calculation includes 10% optional clean-up call


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES            PPC 0%     PPC 75%    PPC 100%    PPC 125%    PPC 150%
-----------------------   ------     -------    --------    --------    --------
               Initial       100         100         100         100         100
             July 2003       100         100         100         100         100
             July 2004       100         100         100         100         100
             July 2005       100         100         100         100         100
             July 2006       100          87          65          47          33
             July 2007       100          71          48          32          20
             July 2008       100          57          36          22          13
             July 2009       100          46          27          15           8
             July 2010       100          37          20          10           2
             July 2011       100          30          15           7           0
             July 2012       100          24          11           2           0
             July 2013       100          19           8           0           0
             July 2014       100          15           5           0           0
             July 2015       100          12           1           0           0
             July 2016       100          10           0           0           0
             July 2017       100           7           0           0           0
             July 2018       100           4           0           0           0
             July 2019       100           1           0           0           0
             July 2020       100           0           0           0           0
             July 2021       100           0           0           0           0
             July 2022       100           0           0           0           0
             July 2023       100           0           0           0           0
             July 2024       100           0           0           0           0
             July 2025        91           0           0           0           0
             July 2026        80           0           0           0           0
             July 2027        68           0           0           0           0
             July 2028        55           0           0           0           0
             July 2029        41           0           0           0           0
             July 2030        26           0           0           0           0
             July 2031        11           0           0           0           0
             July 2032         0           0           0           0           0
Average Life to Mat        26.23        7.72        5.81        4.80        4.32
Average Life to Call(1)    26.10        7.11        5.31        4.41        4.01

(1) Calculation includes 10% optional clean-up call


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES            PPC 0%     PPC 75%    PPC 100%    PPC 125%    PPC 150%
-----------------------   ------     -------    --------    --------    --------
               Initial       100         100         100         100         100
             July 2003       100         100         100         100         100
             July 2004       100         100         100         100         100
             July 2005       100         100         100         100         100
             July 2006       100          87          65          47          33
             July 2007       100          71          48          32          20
             July 2008       100          57          36          22          10
             July 2009       100          46          27          13           1
             July 2010       100          37          20           5           0
             July 2011       100          30          13           0           0
             July 2012       100          24           7           0           0
             July 2013       100          19           2           0           0
             July 2014       100          14           0           0           0
             July 2015       100           8           0           0           0
             July 2016       100           4           0           0           0
             July 2017       100           0           0           0           0
             July 2018       100           0           0           0           0
             July 2019       100           0           0           0           0
             July 2020       100           0           0           0           0
             July 2021       100           0           0           0           0
             July 2022       100           0           0           0           0
             July 2023       100           0           0           0           0
             July 2024       100           0           0           0           0
             July 2025        91           0           0           0           0
             July 2026        80           0           0           0           0
             July 2027        68           0           0           0           0
             July 2028        55           0           0           0           0
             July 2029        41           0           0           0           0
             July 2030        26           0           0           0           0
             July 2031         7           0           0           0           0
             July 2032         0           0           0           0           0
Average Life to Mat        26.19        7.50        5.62        4.59        4.03
Average Life to Call(1)    26.10        7.11        5.30        4.34        3.83

(1) Calculation includes 10% optional clean-up call


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES            PPC 0%     PPC 75%    PPC 100%    PPC 125%    PPC 150%
-----------------------   ------     -------    --------    --------    --------
             Initial         100         100         100         100         100
           July 2003         100         100         100         100         100
           July 2004         100         100         100         100         100
           July 2005         100         100         100         100         100
           July 2006         100          87          65          47          27
           July 2007         100          71          48          26           5
           July 2008         100          57          33           8           0
           July 2009         100          46          17           0           0
           July 2010         100          35           4           0           0
           July 2011         100          22           0           0           0
           July 2012         100          11           0           0           0
           July 2013         100           3           0           0           0
           July 2014         100           0           0           0           0
           July 2015         100           0           0           0           0
           July 2016         100           0           0           0           0
           July 2017         100           0           0           0           0
           July 2018         100           0           0           0           0
           July 2019         100           0           0           0           0
           July 2020         100           0           0           0           0
           July 2021         100           0           0           0           0
           July 2022         100           0           0           0           0
           July 2023         100           0           0           0           0
           July 2024         100           0           0           0           0
           July 2025          91           0           0           0           0
           July 2026          80           0           0           0           0
           July 2027          68           0           0           0           0
           July 2028          55           0           0           0           0
           July 2029          41           0           0           0           0
           July 2030          15           0           0           0           0
           July 2031           0           0           0           0           0
           July 2032           0           0           0           0           0
Average Life to Mat        26.00        6.84        5.11        4.16        3.63
Average Life to Call(1)    26.00        6.83        5.10        4.15        3.63

(1) Calculation includes 10% optional clean-up call


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)


                  CLASS A      CLASS M1    CLASS M2       CLASS B1    CLASS B2
   DATE           CAP (%)       CAP (%)     CAP (%)        CAP (%)     CAP (%)
------------    ----------    ----------   ----------    ----------   ----------
                ACTUAL/360    ACTUAL/360   ACTUAL/360    ACTUAL/360   ACTUAL/360
 7/25/2002         --            --            --            --            --
 8/25/2002          *             *             *             *             *
 9/25/2002          *             *             *             *             *
10/25/2002          *             *             *             *             *
11/25/2002          *             *             *             *             *
12/25/2002          *             *             *             *             *
 1/25/2003          *             *             *             *             *
 2/25/2003          *             *             *             *             *
 3/25/2003          *             *             *             *             *
 4/25/2003          *             *             *             *             *
 5/25/2003          *             *             *             *             *
 6/25/2003          *             *             *             *             *
 7/25/2003          *             *             *             *             *
 8/25/2003          *             *             *             *             *
 9/25/2003          *             *             *             *             *
10/25/2003          *             *             *             *             *
11/25/2003          *             *             *             *             *
12/25/2003          *             *             *             *             *
 1/25/2004          *             *             *             *             *
 2/25/2004          *             *             *             *             *
 3/25/2004          *             *             *             *             *
 4/25/2004          *             *             *             *             *
 5/25/2004          *             *             *             *             *
 6/25/2004          *             *             *             *             *
 7/25/2004          *             *             *             *             *
 8/25/2004       8.96          8.68          8.68          8.68          8.68
 9/25/2004       8.97          8.68          8.68          8.68          8.68
10/25/2004       9.30          8.98          8.98          8.98          8.98
11/25/2004       9.49          9.16          9.16          9.16          9.16
12/25/2004       9.85          9.50          9.50          9.50          9.50
 1/25/2005       9.57          9.21          9.21          9.21          9.21
 2/25/2005       9.60          9.23          9.23          9.23          9.23
 3/25/2005      10.65         10.22         10.22         10.22         10.22
 4/25/2005       9.65          9.24          9.24          9.24          9.24
 5/25/2005      10.52         10.06         10.06         10.06         10.06
 6/25/2005      10.60         10.13         10.13         10.13         10.13
 7/25/2005      11.02         10.50         10.50         10.50         10.50
 8/25/2005      20.72         10.95         10.95         10.95         10.95
 9/25/2005      12.62         10.95         10.95         10.95         10.95

* In this period the Certificates are effectively uncapped.


1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
                                    (CONT'D.)

                  CLASS A      CLASS M1    CLASS M2       CLASS B1    CLASS B2
   DATE           CAP (%)       CAP (%)     CAP (%)        CAP (%)     CAP (%)
------------    ----------    ----------   ----------    ----------   ----------
                ACTUAL/360    ACTUAL/360   ACTUAL/360    ACTUAL/360   ACTUAL/360

10/25/2005         13.01         11.33       11.33         11.33        11.33
11/25/2005         13.04         11.43       11.43         11.43        11.43
12/25/2005         13.63         12.00       12.00         12.00        12.00
 1/25/2006         13.21         11.64       11.64         11.64        11.64
 2/25/2006         13.24         11.66       11.66         11.66        11.66
 3/25/2006         14.66         12.91       12.91         12.91        12.91
 4/25/2006         13.24         11.67       11.67         11.67        11.67
 5/25/2006         14.17         12.53       12.53         12.53        12.53
 6/25/2006         13.90         12.30       12.30         12.30        12.30
 7/25/2006         14.39         12.73       12.73         12.73        12.73
 8/25/2006         13.95         12.34       12.34         12.34        12.34
 9/25/2006         13.94         12.34       12.34         12.34        12.34
10/25/2006         14.41         12.76       12.76         12.76        12.76
11/25/2006         13.99         12.39       12.39         12.39        12.39
12/25/2006         14.63         12.97       12.97         12.97        12.97
 1/25/2007         14.17         12.55       12.55         12.55        12.55
 2/25/2007         14.17         12.56       12.56         12.56        12.56
 3/25/2007         15.69         13.91       13.91         13.91        13.91
 4/25/2007         14.17         12.56       12.56         12.56        12.56
 5/25/2007         14.65         12.99       12.99         12.99        12.99
 6/25/2007         14.33         12.71       12.71         12.71        12.71
 7/25/2007         14.81         13.14       13.14         13.14        13.14
 8/25/2007         14.34         12.72       12.72         12.72        12.72
 9/25/2007         14.33         12.72       12.72         12.72        12.72
10/25/2007         14.81         13.14       13.14         13.14        13.14
11/25/2007         14.34         12.72       12.72         12.72        12.72
12/25/2007         14.84         13.16       13.16         13.16        13.16
 1/25/2008         14.36         12.74       12.74         12.74        12.74
 2/25/2008         14.36         12.74       12.74         12.74        12.74
 3/25/2008         15.35         13.62       13.62         13.62        13.62
 4/25/2008         13.64         12.73       12.73         12.73        12.73
 5/25/2008         13.70         13.16       13.16         13.16        13.16
 6/25/2008         13.26         12.73       12.73         12.73        12.73
 7/25/2008         13.72         13.15       13.15         13.15        13.15
 8/25/2008         13.29         12.73       12.73         12.73        12.73
 9/25/2008         13.30         12.73       12.73         12.73        12.73
10/25/2008         13.76         13.15       13.15         13.15        13.15


1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
                                    (CONT'D)

                  CLASS A      CLASS M1    CLASS M2       CLASS B1    CLASS B2
   DATE           CAP (%)       CAP (%)     CAP (%)        CAP (%)     CAP (%)
------------    ----------    ----------   ----------    ----------   ----------
                ACTUAL/360    ACTUAL/360   ACTUAL/360    ACTUAL/360   ACTUAL/360
11/25/2008         13.32         12.72       12.72         12.72        12.72
12/25/2008         13.78         13.15       13.15         13.15        13.15
 1/25/2009         13.35         12.72       12.72         12.72        12.72
 2/25/2009         13.36         12.72       12.72         12.72        12.72
 3/25/2009         14.81         14.08       14.08         14.08        14.08
 4/25/2009         13.39         12.71       12.71         12.71        12.71
 5/25/2009         13.85         13.14       13.14         13.14        13.14
 6/25/2009         13.42         12.71       12.71         12.71        12.71
 7/25/2009         13.89         13.13       13.13         13.13        13.13
 8/25/2009         13.45         12.71       12.71         12.71        12.71
 9/25/2009         13.47         12.71       12.71         12.71        12.71
10/25/2009         13.94         13.13       13.13         13.13        13.13
11/25/2009         13.50         12.70       12.70         12.70        12.70
12/25/2009         13.97         13.13       13.13         13.13        13.13
 1/25/2010         13.54         12.70       12.70         12.70        12.70
 2/25/2010         13.56         12.70       12.70         12.70        12.70
 3/25/2010         15.04         14.06       14.06         14.06        14.06
 4/25/2010         13.60         12.70       12.70         12.70        12.70
 5/25/2010         14.07         13.12       13.12         13.12        13.12
 6/25/2010         13.64         12.69       12.69         12.69        12.69
 7/25/2010         14.12         13.12       13.12         13.12        13.12
 8/25/2010         13.68         12.69       12.69         12.69        12.69
 9/25/2010         13.71         12.69       12.69         12.69        12.69
10/25/2010         14.19         13.11       13.11         13.11        13.11
11/25/2010         13.75         12.68       12.68         12.68        12.68
12/25/2010         14.24         13.11       13.11         13.11        13.11
 1/25/2011         13.80         12.68       12.68         12.68        12.68
 2/25/2011         13.83         12.68       12.68         12.68        12.68
 3/25/2011         15.34         14.04       14.04         14.04           --
 4/25/2011         13.88         12.68       12.68         12.68           --
 5/25/2011         14.37         13.10       13.10         13.10           --
 6/25/2011         13.94         12.67       12.67         12.67           --
 7/25/2011         14.43         13.10       13.10         13.10           --
 8/25/2011         14.00         12.67       12.67         12.67           --
 9/25/2011         14.03         12.67       12.67         12.67           --
10/25/2011         14.53         13.09       13.09         13.09           --
11/25/2011         14.09         12.67       12.67         12.67           --

1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                        SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)
                                    (CONT'D.)


                   CLASS A CLASS M1 CLASS M2 CLASS B1 CLASS B2
   DATE           CAP (%)       CAP (%)     CAP (%)        CAP (%)     CAP (%)
------------    ----------    ----------   ----------    ----------   ----------
                ACTUAL/360    ACTUAL/360   ACTUAL/360    ACTUAL/360   ACTUAL/360

12/25/2011         14.60         13.09       13.09         13.09           --
 1/25/2012         14.16         12.66       12.66         12.66           --
 2/25/2012         14.20         12.66       12.66         12.66           --
 3/25/2012         15.22         13.54       13.54         13.54           --
 4/25/2012         14.27         12.66       12.66         12.66           --
 5/25/2012         14.79         13.08       13.08         13.08           --
 6/25/2012         14.35         12.66       12.66         12.66           --
 7/25/2012         14.87         13.08       13.08         13.08           --
 8/25/2012         14.43         12.66       12.66         12.66           --
 9/25/2012         14.47         12.65       12.65         12.65           --
10/25/2012         15.00         13.08       13.08         13.08           --
11/25/2012         14.56         12.65       12.65         12.65           --
12/25/2012         15.09         13.07       13.07         13.07           --
 1/25/2013         14.65         12.65       12.65         12.65           --
 2/25/2013         14.70         12.65       12.65         12.65           --
 3/25/2013         16.33         14.01       14.01         14.01           --
 4/25/2013         14.80         12.65       12.65         12.65           --
 5/25/2013         15.34         13.07       13.07         13.07           --
 6/25/2013         14.90         12.64       12.64         12.64           --
 7/25/2013         15.46         13.06       13.06         13.06           --
 8/25/2013         15.01         12.64       12.64         12.64           --
 9/25/2013         15.07         12.64       12.64         12.64           --
10/25/2013         15.63         13.06       13.06         13.06           --
11/25/2013         15.19         12.64       12.64         12.64           --
12/25/2013         15.76         13.06       13.06         13.06           --
 1/25/2014         15.31         12.63       12.63         12.63           --
 2/25/2014         15.38         12.63       12.63         12.63           --
 3/25/2014         17.10         13.99       13.99         13.99           --
 4/25/2014         15.51         12.63       12.63            --           --
 5/25/2014         16.10         13.05       13.05            --           --
 6/25/2014         15.66         12.63       12.63            --           --
 7/25/2014         16.26         13.05       13.05            --           --
 8/25/2014         15.81         12.63       12.63            --           --
 9/25/2014         15.88         12.63       12.63            --           --
10/25/2014         16.50         13.05       13.05            --           --
11/25/2014         16.05         12.62       12.62            --           --
12/25/2014         16.67         13.04       13.04            --           --


1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                        SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)
                                    (CONT'D.)


                  CLASS A      CLASS M1    CLASS M2       CLASS B1    CLASS B2
   DATE           CAP (%)       CAP (%)     CAP (%)        CAP (%)     CAP (%)
------------    ----------    ----------   ----------    ----------   ----------
                ACTUAL/360    ACTUAL/360   ACTUAL/360    ACTUAL/360   ACTUAL/360

 1/25/2015         16.22         12.62       12.62            --           --
 2/25/2015         16.30         12.62       12.62            --           --
 3/25/2015         18.16         13.98       13.98            --           --
 4/25/2015         16.49         12.62       12.62            --           --
 5/25/2015         17.14         13.04       13.04            --           --
 6/25/2015         16.68         12.62       12.62            --           --
 7/25/2015         17.34         13.04       13.04            --           --
 8/25/2015         16.89         12.61       12.61            --           --
 9/25/2015         16.99         12.61       12.61            --           --
10/25/2015         17.67         13.03       13.03            --           --
11/25/2015         17.21         12.61       12.61            --           --
12/25/2015         17.91         13.03       13.03            --           --
 1/25/2016         17.45         12.61       12.61            --           --
 2/25/2016         17.57         12.61       12.61            --           --
 3/25/2016         18.91         13.48          --            --           --
 4/25/2016         17.82         12.61          --            --           --
 5/25/2016         18.55         13.03          --            --           --
 6/25/2016         18.08         12.61          --            --           --
 7/25/2016         18.83         13.03          --            --           --
 8/25/2016         18.36         12.60          --            --           --
 9/25/2016         18.50         12.60          --            --           --
10/25/2016         19.28         13.02          --            --           --
11/25/2016         18.81         12.60          --            --           --
12/25/2016         19.60         13.02          --            --           --
 1/25/2017         19.13         12.60          --            --           --
 2/25/2017         19.30         12.60          --            --           --
 3/25/2017         21.57         13.96          --            --           --
 4/25/2017         19.88         12.66          --            --           --
 5/25/2017         20.85         13.12          --            --           --
 6/25/2017         20.73            --          --            --           --
 7/25/2017         21.78            --          --            --           --
 8/25/2017         21.45            --          --            --           --
 9/25/2017         21.83            --          --            --           --
10/25/2017         22.98            --          --            --           --
11/25/2017         22.67            --          --            --           --
12/25/2017         23.90            --          --            --           --
 1/25/2018         23.62            --          --            --           --

1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                        SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP)(1)(2)
                                    (CONT'D.)


                  CLASS A      CLASS M1    CLASS M2       CLASS B1    CLASS B2
   DATE           CAP (%)       CAP (%)     CAP (%)        CAP (%)     CAP (%)
------------    ----------    ----------   ----------    ----------   ----------
                ACTUAL/360    ACTUAL/360   ACTUAL/360    ACTUAL/360   ACTUAL/360

 2/25/2018         24.15            --          --            --           --
 3/25/2018         27.37            --          --            --           --
 4/25/2018         25.33            --          --            --           --
 5/25/2018         26.86            --          --            --           --
 6/25/2018         26.71            --          --            --           --
 7/25/2018         28.41            --          --            --           --
 8/25/2018         28.34            --          --            --           --
 9/25/2018         29.26            --          --            --           --
10/25/2018         31.29            --          --            --           --
11/25/2018         31.41            --          --            --           --
12/25/2018         33.74            --          --            --           --
 1/25/2019         34.03            --          --            --           --
 2/25/2019         35.58            --          --            --           --
 3/25/2019         41.34            --          --            --           --
 4/25/2019         39.31            --          --            --           --
 5/25/2019         42.97            --          --            --           --
 6/25/2019         44.20            --          --            --           --
 7/25/2019         48.84            --          --            --           --
 8/25/2019         50.89            --          --            --           --
 9/25/2019         55.24            --          --            --           --
10/25/2019         62.58            --          --            --           --
11/25/2019         67.22            --          --            --           --
12/25/2019         78.31            --          --            --           --
 1/25/2020         87.19            --          --            --           --
 2/25/2020        103.16            --          --            --           --
 3/25/2020        135.86            --          --            --           --
 4/25/2020        166.89            --          --            --           --
 5/25/2020        254.34            --          --            --           --
 6/25/2020        480.90            --          --            --           --
 7/25/2020            **            --          --            --           --
 8/25/2020            --            --          --            --           --


** In this period the Class A Certificates have a balance of $1,043.46 and are paid $74,365.15 in interest.

1. Cash available to pay current and prior interest divided by the current bond balance

2. Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that
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Stanley  makes no  representation  or warranty  with  respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities
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Memorandum,  as the case may be,  prepared  by the issuer  which  could  contain
material   information  not  contained  herein  and  to  which  the  prospective purchasers  are referred.  In the event of any such offering,  this  information
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Memorandum  will contain all material  information  in respect of any securities
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market  conditions and other matters and is therefore subject to change. We make
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likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions  or  events,  and this  material  should  not be  relied  on for such
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Changes to the assumptions  may have a material impact on any returns  detailed.
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also perform or seek to perform  investment  banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent
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our readers worldwide:  In addition,  please note that this publication has been
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member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.
We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                  MORGAN STANLEY
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